UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 25, 2004


                            Industrial Minerals, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



       000-30651                                           06-1474412
---------------------------                             -------------------
(Commission File Number)                                (I.R.S. Employer
                                                         Identification No.)

                2500 One Dundas Street West, Toronto, ON, M5G 1Z3
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (416) 979-4621

                                 Not Applicable
                           --------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:     7
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                                                           TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS.............................1

SECTION 2. FINANCIAL INFORMATION............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS..................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT..............................2

SECTION 6. RESERVED.........................................................4

SECTION 7. REGULATION FD ...................................................4

SECTION 8. OTHER EVENTS.....................................................5

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS...............................5

SIGNATURES..................................................................5


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


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


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

On August 25, 2004, at the Company's Annual Meeting, John Melnyk, Stephen W. Weathers, Thomas S. Bamford, and Larry Van Tol were elected directors.

JOHN MELNYK, age 55, studied Business Administration and Commerce at the University of Alberta from 1970 to 1974. From 1974 to 1978 he managed a sales territory for McQueen Sales Company, Ltd., a distributor of photographic products. From 1978 to 1982 he was a self-employed sales agent in the photographic industry. In 1982 he purchased an interest in a photo finishing lab which he sold in 1994. From 1994 to present he has been a self-employed business consultant. Mr. Melnyk also served as the President and a director of Murphy's

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

Investment Corp. a privately held Corporation which invests in various ventures. He resigned his position in March 2002. Mr. Melnyk works full time for the Company.

STEPHEN W. WEATHERS, age 43, earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1997 through 1999 and presently works in the environmental remediation division for a Duke Energy Field Services which is a natural gas processing company (1999-2004). Mr. Weathers previously served as a director of Sun River Mining, Inc.

THOMAS S. BAMFORD, age 55, obtained a Bachelor of Science in Geological Engineering from the University of Saskatchewan in 1971, Master of Science (Geology/Geophysics) from the University of Saskatchewan in 1973, and a Masters of Business Administration from the University of Saskatchewan in 1978.

Mr. Bamford is a member of the Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS). He became affiliated with APEGS in 1975. Mr. Bamford has held since 1996 an APEGS license to consult. In 1995 Mr. Bamford established and operated a Calgary-based management consulting and database/software development practice with emphasis on the process of analyzing operational and economic performance for the oil and gas industry. Current focus of this consulting practice is to design and organize private financing and structuring for tax-effective and traditional oil and gas investment vehicles in western Canada.

Mr. Bamford held the positions of President and CEO (1998-1999) and Chief Financial Officer (1997-1998) of Westlinks Resources Ltd. Mr. Bamford was a director of Westlinks Resources Ltd. from 1997 to 2000. Westlinks Resources Ltd. was an Alberta Stock Exchange traded junior oil and Gas Company, which grew through acquisition, merger and amalgamation.

Mr. Bamford began his career in 1975 with Saskatchewan Oil and Gas Corporation (Saskoil) and remained with Saskoil (now Wascana Energy Inc.) through 1995. He participated in various aspects of the technical, operating, administration and financial growth of a start-up, private, oil company (Saskoil) through its transition to a publicly traded senior production company (Wascana Energy). Career development during this period focused on the design and development of new business opportunities, processes, methods and systems as well as providing special project leadership to these initiatives.

He held the following positions at Wascana Energy Inc. (formerly askoil), Reserves and Evaluations Engineer (04/1975-09/1977), Educational Leave (09/1977_04/1978), Reservoir Engineer (04/1978-12/1979), Director Planning and Special Projects (01/1980-04/1983), Acting Vice-President, Finance (11/1981-04/1982), Manager, Exploration Geology (04/1983-11/1985), Manager,
Business Development (11/1985-06/1987), Manager, Corporate Planning (06/1987-08/1989), Manager, Research (05/1992-04/1994), Manager, Special
Projects (05/1992-04/1994) and Manager, Budgets and Reserves, (05/1994-12/1995).

LARRY VAN TOL, age 60, graduated with a Bachleor of Science degree in Business Administration and Economics from the University of Minnesota in 1967. From 1976 to present Mr. Van Tol has been the owner operator of Hilltop Florist and Greenhouse in Mankato, Minnesota. Mr. Van Tol has been a director of Security State Bank in Mankato. He has held this directorship since 1999. Mr. Van Tol is a member of the audit, company policy, compensation, investment and loan

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approval  committees of Security  State Bank.  Security  State bank is privately held and the 3rd largest of Mankato's 28 Banks. Security State bank has one location and $100 million in assets. Mr. Van Tol is also a director of Bancommunity Service Corp. Bancommunity is the privately held holding company of First National Bank of St. Peter, MN and Security State Bank of Mankato. Mr. Van Tol has held this position since 1999.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The officers and directors of the Company have been authorized to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from one hundred million (100,000,000) to two hundred million (200,000,000).

Effective as of September 27, 2004, for all shareholders of record on September 27, 2004, the common stock of the Company has been forward split on the basis of three shares for two shares issued and outstanding in the name of the shareholder, i.e. for each two shares owned, the shareholder will, upon surrender to the transfer agent of the old certificate, receive a new certificate which reflects the ratio of the forward split on two old shares for three new shares basis. Surrender of old certificates is required. Fractional shares will be rounded up to the next whole share. The officers and directors of the Company authorized the appropriate Articles of Amendment.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.


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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Toski, Schaefer & Co., P.C. of Williamsville, New York were confirmed as auditors for the fiscal year ended December 31, 2004.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements of businesses acquired - Not Applicable
b)       Pro Forma Information - Not Applicable
c)       Exhibits - 3.1 - Certificate of Amendment of
                          Certificate of Incorporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            INDUSTRIAL MINERALS, INC.
                         -----------------------------
                                  (Registrant)

                          Dated: September 3, 2004


                         /s/John Melnyk
                         ------------------------------------
                         John Melnyk, Acting CEO and President
                         Chief Financial Officer and Secretary/Treasurer









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